UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 2, 2017

COMPUTER PROGRAMS AND SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-49796	74-3032373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6600 Wall Street, Mobile, Alabama	36695 (Zip Code)
(Address of Principal Executive Offices)

(251) 639-8100
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                           ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                    ⃞

Item 2.02.         Results of Operations and Financial Condition.

On November 2, 2017, CPSI issued a press release announcing financial information for its fiscal third quarter and nine months ended September 30, 2017.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01.          Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Exhibit

99.1	Press Release dated November 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER PROGRAMS AND SYSTEMS, INC.
	By:	/s/ J. Boyd Douglas
J. Boyd Douglas
President and Chief Executive Officer

Dated: November 2, 2017

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Press Release dated November 2, 2017.*

*  This exhibit is furnished to, but not filed with, the Commission by inclusion herein.